                                                                         EXHIBIT
                                                                         10.14


REGISTRATION RIGHTS AGREEMENT
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                         Dated as of September 30, 1997

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                                  relating to

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$25,000,000 Aggregate Principal Amount
of 8% Convertible Subordinated
Notes due 2005
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                                 by and between

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                                Telegroup, Inc.

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                                      and

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                               Smith Barney Inc.

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   This Registration Rights Agreement (this "Agreement") is made and entered into as of September 30, 1997, by and between Telegroup, Inc., an Iowa corporation (the "Company"), and Smith Barney Inc., (the "Initial Purchaser"), who has purchased $25,000,000 aggregate principal amount of 8% Convertible Subordinated Notes due 2005 (such $25,000,000 aggregate principal amount of Convertible Subordinated Notes and any additional Convertible Subordinated Notes issued in the future to pay interest on any Convertible Subordinated Notes are referred to herein as the "Notes") of the Company pursuant to the Purchase Agreement, dated September 30, 1997 (the "Purchase Agreement"), between the Company and the Initial Purchaser. In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to closing under the Purchase Agreement. All defined terms used but not defined herein shall have the meanings ascribed to them in the Indenture (as defined herein).

   The parties hereby agree as follows:

SECTION 1.  DEFINITIONS

     As used in this Agreement, the following capitalized terms shall have the following meanings:

     Black-out Period:  The period beginning on the date which any Holder is
     ----------------
prohibited from selling or distributing Common Stock pursuant to Section 3(h) and ending on the earlier to occur of the expiration of the period specified in such Section 3(h) and the waiver by any managing underwriter of such Holder's obligation not to sell or distribute Common Stock pursuant to such Section 3(h); provided that such period will not exceed 90 days unless the Holder requests that such managing underwriter waive such Holder's obligation not to sell or distribute Common Stock pursuant to such Section 3(h).

     Closing Date: The date on which the Notes are sold by the Company to the Initial Purchaser pursuant to the Purchase Agreement.

     Commission:  The Securities and Exchange Commission.
     ----------

     Common Stock:  The Common Stock, no par value, of the Company.
     ------------

     Damages Payment Date:  With respect to the Notes or the Common Stock, as
     --------------------
applicable, each Interest Payment Date (as defined in the Indenture) as of which Liquidated Damages shall have accrued and shall not yet have been paid under the provisions of Section 4 of this Agreement.

     Effectiveness Target Date:  As defined in Section 4 hereof.
     -------------------------

     Exchange Act:  The Securities Exchange Act of 1934, as amended.
     ------------

     Exempt Resales:  The transactions in which the Initial Purchaser proposes
     --------------
to sell the Notes to certain "qualified institutional buyers" (as such term is defined in Rule 144A under the Securities Act) or institutional "accredited investors" (as defined in Rule 501(a)1,2,3 or 7 under the Securities Act.

     Greenwich Street Registration Rights Agreement:  That certain Registration
     ----------------------------------------------
Rights Agreement among Telegroup, Inc., Greenwich Street Capital Partners, L.P., Greenwich Street Capital Offshore Fund, Ltd., TRV Employees Fund, L.P., The Travelers Insurance Company and The Travelers Life and Annuity Company, dated as of November 27, 1996.

     Holders:  As defined in Section 2(b) hereof.
     -------

     Indenture:  The Indenture, dated as of September 30, 1997, between the
     ---------
Company and State Street Bank and Trust Company, as trustee (the "Trustee"), pursuant to which the Notes are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

     Interest Payment Date:  As defined in the Indenture.
     ---------------------

     NASD:  National Association of Securities Dealers, Inc.
     ----

     Offering Memorandum:  The Offering Memorandum, dated September 30, 1997,
     -------------------
and all amendments and supplements thereto, relating to the Notes and prepared by the Company pursuant to the Purchase Agreement.

     Person:  An individual, partnership, corporation, trust or unincorporated
     ------
organization, or a government or agency or political subdivision thereof.

     Preliminary Prospectus:  As defined in Section 3(g) hereof.
     ----------------------

     Prospectus:  The prospectus included in the Shelf Registration Statement
     ----------
(as defined herein), as amended or supplemented by any Prospectus Supplement with respect to the terms of the offering of any portion of the Transfer Restricted Securities (as defined herein) covered by the Shelf Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments, and all documents which may be incorporated by reference into such prospectus.

     Prospectus Supplement:  As defined in Section 5(b) hereof.
     ---------------------

     Record Holder:  (i) With respect to any Damages Payment Date relating to
     -------------
the Notes, each Person who is registered on the books of the Registrar as the holder of Notes on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur and (ii) with respect to any Damages Payment Date relating to the Common Stock, each Person who is a holder of record of such Common Stock fifteen days prior to the Damages Payment Date.

     Registration Expenses:  As defined in Section 6(a) hereof.
     ---------------------

     Securities Act:  The Securities Act of 1933, as amended.
     --------------

     Shelf Registration Statement:  As defined in Section 3(a) hereof.
     ----------------------------

     TIA:  The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb), as
     ---
amended through the date of the Indenture.

     Transfer Restricted Securities:  Each share of Common Stock of the Company
     ------------------------------
issuable upon conversion of a Note, until such share (i) has been transferred pursuant to the Shelf Registration Statement or another registration statement covering it which has been filed with the Commission pursuant to the Securities Act, in either case after such registration statement has become effective under the Securities Act, (ii) has been transferred pursuant to Rule 144 under the Securities Act or (iii) may be sold or transferred pursuant to Rule 144(k) under the Securities Act (or any similar provisions then in force) under the Securities Act or otherwise.

     Underwriter:  Any underwriter, placement agent, selling broker, dealer
     -----------
manager, qualified independent underwriter or similar securities industry professional.

     Underwritten Offering:  An offering in which Transfer Restricted Securities
     ---------------------
are sold to an Underwriter or with the assistance of an Underwriter for reoffering to the public on a firm commitment or best efforts basis pursuant to the Shelf Registration Statement.

SECTION 2.  SECURITIES SUBJECT TO THIS AGREEMENT

     (a)  Securities Subject to this Agreement.  The only securities entitled to
          ------------------------------------
the benefits of this Agreement are the Transfer Restricted Securities.

     (b)  Holders of Transfer Restricted Securities.  A Person is deemed to be a
          -----------------------------------------
holder of Transfer Restricted Securities (each, a "Holder") whenever such Person is a "beneficial owner" (as that term is used in Rule 13d-3 under the Exchange
Act) of Transfer Restricted Securities.

SECTION 3.  SHELF REGISTRATION

     (a) The Company shall cause to be filed with the Commission on or prior to 90 days after the Closing Date, a shelf registration statement pursuant to Rule 415 under the Securities Act (as may then be amended, the "Shelf Registration Statement") on Form S-1 or, at the option of the Company, on Form S-3, if the use of such form is then available to the Company, to cover resales of Transfer Restricted Securities by the Holders who satisfy the provisions of Section 3(g) hereof relating to the provision of information in connection with the Shelf Registration Statement. The Company shall use its best efforts to cause the Shelf Registration Statement to be declared effective by the Commission on or prior to 180 days after the Closing Date. The Company shall use its best efforts to keep the Shelf Registration Statement continuously effective for a period ending two years from the Closing Date or such shorter period that will terminate when each of the Transfer Restricted Securities covered by the Shelf Registration Statement shall cease to be a Transfer Restricted Security.

   Upon the occurrence of any event that would cause the Shelf Registration Statement (i) to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) to be not effective and usable for resale of Transfer Restricted Securities during the period the Shelf Registration Statement is required to be effective and usable, the Company shall as promptly as reasonably practicable file an amendment to the Shelf Registration Statement, in the case of an event described in clause (i), correcting any such misstatement or omission, and in the case of an event described in either clause (i) or (ii), use its reasonable best efforts to cause such amendment to be declared effective and the Shelf Registration Statement to become usable as soon as reasonably practicable thereafter.

   Notwithstanding anything to the contrary in this Section 3, subject to compliance with Section 4 hereof, if applicable, the Company may prohibit offers and sales of Transfer Restricted Securities pursuant to the Shelf Registration Statement at any time if (A)(i) it is in possession of material non-public information, (ii) the Board of Directors of the Company or the Executive Committee thereof determines that such prohibition is necessary in order to avoid a requirement to disclose such material non-public information and (iii) the Board of Directors of the Company or the Executive Committee thereof determines in good faith that disclosure of such material non-public information would be materially adverse to the interests of the Company and its shareholders or (B) the Company has made a public announcement relating to an acquisition or business combination transaction including the Company and/or one or more of its subsidiaries (i) that is material to the Company and its subsidiaries taken as a whole and (ii) the Board of Directors of the Company or the Executive Committee thereof determines in good faith that offers and sales of Transfer Restricted Securities pursuant to the Shelf Registration Statement prior to the consummation of such transaction (or such earlier date as the Board of Directors or the Executive Committee thereof shall determine) is materially adverse to the interests of the Company and its shareholders (the period during which any such prohibition of offers and sales of Transfer Restricted Securities pursuant to the Shelf Registration Statement is in effect pursuant to clause (A) or (B) of this subparagraph (a) is referred to herein as a "Suspension Period"). A Suspension Period shall commence on and include the date specified as such in the written notice to Holders of Transfer Restricted Securities covered by the Shelf Registration Statement (but shall not commence on any day prior to the date on which the Company provides such written notice that offers and sales of Transfer Restricted Securities cannot be made under the Shelf Registration Statement in accordance with this Section 3) and shall end on the date on which each Holder of Transfer Restricted Securities covered by the Shelf Registration Statement either receives copies of a Prospectus Supplement contemplated by
Section 5(b) hereof or is advised in writing by the Company that offers and sales of Transfer Restricted Securities pursuant to the Shelf Registration Statement and use of the Prospectus may be resumed.

   (b) Except to the extent otherwise required by the Greenwich Street Registration Rights Agreement as in effect on the date hereof, none of the Company nor any of its security holders (other than the Holders in such capacity) shall have the right to include any of the Company's securities in the Shelf Registration Statement.

   (c) Subject to clause (g) below, if Holders of a majority of the shares of Common Stock to be registered in the Shelf Registration Statement so elect, one offering of Transfer Restricted Securities pursuant to the Shelf Registration Statement may be effected in the form of an Underwritten Offering; provided, that, such Underwritten Offering shall be required to be consummated as promptly as reasonably practicable and in no event later than 30 days following the commencement of the marketing of such Underwritten Offering. In such event, if
(A) the only securities to be sold pursuant to such Underwritten Offering are Transfer Restricted Securities and the Underwriter for such Underwritten Offering advises the Company and the Holders electing to participate in that Underwritten Offering (the "Selling Holders") in writing that in that Underwriters opinion the amount or number of Transfer Restricted Securities proposed to be sold in that Underwritten Offering exceeds the amount or number of Transfer Restricted Securities which can be sold in that Underwritten Offering without materially and adversely affecting the offering price, there shall be included in that Underwritten Offering the amount of such Transfer Restricted Securities which in the opinion of such

Underwriter can be sold therein without such material adverse effect, and such amount or number of shares shall be allocated pro rata among the Selling Holders on the basis of the number of shares of Transfer Restricted Securities requested to be included by such Holders and (B) if the securities to be sold pursuant to such Underwritten Offering are Transfer Restricted Securities and securities offered for the account of other persons as contemplated by the foregoing clause
(b), and the Underwriter for such Underwritten Offering advises the Company and such Selling Holders in writing that in that Underwriter's opinion the amount of Transfer Restricted Securities and securities offered for the account of other persons exceeds the amount or number of Transfer Restricted Securities and such other securities which can be sold in that Underwritten Offering without materially and adversely affecting the offering price, there shall be included in that Underwritten Offering the amount of such Transfer Restricted Securities and such other securities which in the opinion of such Underwriter can be sold therein without such material adverse effect and such amount or number of shares shall be allocated pro rata among such holders of such Transfer Restricted Securities and other securities on the basis of the number of Transfer Restricted Securities and other securities to be included therein. The Selling Holders shall pay all underwriting discounts and commissions of the Underwriters with respect to any Transfer Restricted Securities sold in such Underwritten Offering. Notwithstanding anything herein to the contrary, holders of Transfer Restricted Securities shall be entitled to only one Underwritten Offering.

   (d) If any of the Transfer Restricted Securities covered by the Shelf Registration Statement are to be sold in an Underwritten Offering, the Underwriter(s) that will administer the offering will be selected by the Selling Holders of a majority of the Transfer Restricted Securities to be covered by the Shelf Registration Statement; provided, however, that such Underwriter(s) shall
                              --------  -------
be reasonably satisfactory to the Company.

   (e) Each Holder whose Transfer Restricted Securities are covered by the Shelf Registration Statement filed pursuant to this Section 3 agrees, upon the request of the Underwriter(s) in an Underwritten Offering, not to effect any sale or distribution of securities of the Company of the same class as the securities included in such Shelf Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such registration), during the 10-day period prior to, and during the 180-day period beginning on, the date of the underwriting agreement entered into in connection with that Underwritten Offering.

   The foregoing provisions of this Section 3(e) shall not apply to any Holder of Transfer Restricted Securities if such Holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however,
                                                             --------  -------
that any such Holder shall undertake, in its request to participate in any Underwritten Offering, not to effect any sale or distribution of any of its Transfer Restricted Securities commencing on the date of sale of such Transfer Restricted Securities unless it has provided 180 days prior written notice of such sale or distribution to the Underwriter(s).

   (f) No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in the Shelf Registration Statement pursuant to this Agreement unless such Holder first furnishes to the Company in writing (i) such Holder's name and mailing address (which may be used for purposes of providing written notices and other communications contemplated by this Agreement) and (ii) within 10 business days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus (a "Preliminary Prospectus") included in the Shelf Registration Statement.

   (g) Notwithstanding anything to the contrary set forth in this Section 3, the Holders shall not have the right to sell Transfer Restricted Securities in an Underwritten Offering (i) at any time during which the Company is engaged in a registration of securities for its own account which are to be sold pursuant to an underwritten offering with respect to which an underwriter has been selected, to the extent so requested by such underwriter, or, to the extent that, prior to or as of the date of any request for an Underwritten Offering, the Company has engaged (and continues to be engaged as of the date of such request) in discussions with an underwriter, so long as, no later than 30 days after such request, the Company is in registration, and (ii) during any customary "lock-up" period thereafter (not to last beyond the 180-day period beginning on the closing date of such underwritten offering) required by such underwriter in connection with such underwritten offering.

   (h) Each Holder agrees by acquisition of any Transfer Restricted Securities not to effect any public sale or distribution of Common Stock or securities convertible into or exchangeable or exercisable for any of such securities, other than any such securities acquired in a public offering, within seven days prior to and 90 days (unless advised in writing by the managing underwriter that a longer period, not to exceed 180 days, is required, or such shorter period as the managing underwriter for any underwritten offering may agree) after the effective date of any registration statement (except as part of any such registration) covering Registrable Securities (as defined in the Greenwich Street Registration Rights Agreement).

SECTION 4.  LIQUIDATED DAMAGES

   (a) If (i) the Shelf Registration Statement is not filed with the Commission on or prior to 90 days after the Closing Date, (ii) the Shelf Registration Statement has not been declared effective by the Commission within 180 days after the Closing Date (the "Effectiveness Target Date"), or (iii) the Shelf Registration Statement is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by a replacement shelf registration statement filed and declared effective) or usable for the offer and sale of Transfer Restricted Securities for a period of time (including any Suspension Period) which shall exceed 60 days in the aggregate in any of the one-year periods ending on the first or second anniversaries of the Closing Date, or which shall exceed 30 days in any calendar quarter within any of such one-year periods (each such event referred to in clauses (i) through (iii), a "Registration Default"), the Company will pay liquidated damages ("Ordinary Liquidated Damages") to each Holder who has furnished the information requested of him pursuant to Section 3(f) of this Agreement and who has otherwise complied with his respective obligations under this Agreement. The amount of Ordinary Liquidated Damages payable during any period in which any Registration Default shall have occurred and be continuing is that amount which is equal to one-quarter of one percent (25 basis points) per annum per $1,000 principal amount of the Notes, if such Notes have not yet been converted into Transfer Restricted Securities, or $2.50 per annum per 83.333 shares of Common Stock (subject to adjustment in the event of a stock split, stock re-combination, stock dividend and the like) which have been so converted into Transfer Restricted Securities for each 90-day period until the applicable registration statement is filed and the applicable registration statement is declared effective or the Shelf Registration Statement again becomes effective or usable, as the case may be, up to a maximum of one and one-quarter percent (125 basis points) per annum per $1,000 principal amount of such Notes or $12.50 per annum per 83.333 shares of Common Stock (subject to adjustment as aforesaid) constituting Transfer Restricted Securities. Following the cure of a Registration Default, Ordinary Liquidated Damages will cease to accrue with respect to such Registration Default. In addition to any Ordinary Liquidated Damages that may become payable, the Company will pay during the continuation of any Black-out Period liquidated damages ("Special Liquidated Damages" and collectively with any Ordinary Liquidated Damages, "Liquidated Damages") to each Holder who has furnished the information requested of him pursuant to Section 3(f) of this Agreement and who has otherwise complied with his respective obligations under this Agreement. The amount of Special Liquidated Damages payable during any period in which any Black-out Period shall have occurred and be continuing is that amount which is equal to one percent (100 basis points) per annum per $1,000 principal amount of the Notes, if such Notes have not yet been converted into Transfer Restricted Securities, or $10.00 per annum per 83.333 shares of Common Stock (subject to adjustment in the event of a stock split, stock re-combination, stock dividend and the like) which have been so converted into Transfer Restricted Securities. The Company shall notify the Trustee, the Initial Purchaser and Holders of Transfer Restricted Securities within three business days after each and every date on which a Registration Default or Black-out Period first occurs. All accrued Liquidated Damages shall be paid to Record Holders entitled thereto pursuant to the foregoing provisions by wire transfer of immediately available funds or by federal funds check by the Company on each Damages Payment Date. No Liquidated Damages shall be payable with respect to any week commencing two years or more after the Closing Date (or commencing after the expiration of such shorter period as may hereafter become applicable as the holding period for restricted securities under Rule 144(k) under the Securities Act).

   All of the Company's obligations set forth in the preceding paragraph which are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

SECTION 5.  REGISTRATION PROCEDURES

   In connection with the Shelf Registration Statement, the Company will use its reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution or disposition thereof, and pursuant thereto the Company will:

   (a) on or prior to the date 90 days after the Closing Date, prepare and file with the Commission the Shelf Registration Statement, including all financial statements required to be included or incorporated by reference therein pursuant to the provisions of the Securities Act and the rules and regulations thereunder; cooperate and assist in any filings required to be made with the NASD with respect to the offers and sales to be made under the Shelf Registration Statement; and use its reasonable best efforts to cause the Shelf Registration Statement to become effective under the Securities Act on or prior to the date 180 days after the Closing Date and approved on or prior to such date by such governmental agencies or authorities as may be necessary under the state securities laws to enable the Selling Holders to consummate the disposition of such Transfer Restricted Securities; provided, however, that
                                                    --------  -------
before filing the Shelf Registration Statement or any Prospectus, or any amendments or supplements thereto, the Company will furnish to the Holders of Transfer Restricted Securities included in the Shelf Registration Statement and the Underwriters), if any, copies of all such documents proposed to be filed (except that the Company shall not be required to furnish any exhibits to such documents, including those incorporated by reference, unless so requested by such a Holder in writing), and the Company will not file any Shelf Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which (i) the Underwriter(s), if any, shall reasonably object or (ii) if there are no Underwriter(s) and the Holders of a majority of the shares of Common Stock so registered in the Shelf Registration Statement shall reasonably object, in each such case within five business days after the receipt thereof. A Holder or Underwriter, if any, shall be deemed to have reasonably objected to such filing if the Shelf Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading which misstatement or omission is specifically identified by that Holder or Underwriter, as the case may be, to the Company in writing within such five business days;

   (b) subject to the provisions of Section 3(a) hereof, prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective for the applicable period set forth in Section 3(a) hereof, or such shorter period terminating when all Transfer Restricted Securities covered by the Shelf Registration Statement have been sold or when, for any other reason, there are no remaining Transfer Restricted Securities; cause the Prospectus to be supplemented by any required supplement thereto (a "Prospectus Supplement"), and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in the Shelf Registration Statement, the Prospectus or such Prospectus Supplement as applicable;

   (c) if requested by the Holders of Transfer Restricted Securities included in the Shelf Registration Statement or, if the Transfer Restricted Securities are being sold in an Underwritten Offering, the Underwriter(s) of such Underwritten Offering, promptly incorporate in the Prospectus, any Prospectus Supplement or post-effective amendment to the Shelf Registration Statement such appropriate information as the Underwriter(s) and/or the Holders of Transfer Restricted Securities being sold agree in writing should be included therein relating to the plan of distribution of the Transfer Restricted Securities, including, without limitation, information with respect to the amount of Transfer Restricted Securities being sold to such Underwriter(s), the purchase price being paid therefor and any other terms with respect to the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus, Prospectus Supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus, Prospectus Supplement or post-effective amendment;

   (d) advise the Underwriter(s), if any, and the Holders of Transfer Restricted Securities included in the Shelf Registration Statement promptly and, if requested by such Persons, confirm such advice in writing, (i) when the Prospectus or any Prospectus Supplement or post-effective amendment to the Shelf Registration Statement has been filed, and, with respect to the Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective, (ii) of any request by the Commission to the Company for amendments to the Shelf Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of those purposes and (iv) if at any time the representations and warranties of the Company contemplated by paragraph (l)(i) below cease to be true and correct and (v) of the existence of any fact and the happening of any event that makes any statement of a material fact made or incorporated by reference in the Shelf Registration Statement, the Prospectus, any amendment or supplement thereto untrue, or that requires the making of any additions to or changes in the Shelf Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Shelf Registration Statement, or any state securities commission or other regulatory authority, shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest practicable time;

   (e) promptly following the filing of any document that is to be incorporated by reference into the Shelf Registration Statement or the Prospectus subsequent to the initial filing of the Shelf Registration Statement, provide copies of such document (excluding exhibits, unless requested by a Holder in writing) to the Holders of Transfer Restricted Securities included in the Shelf Registration Statement;

   (f) furnish to each Holder and each of the Underwriter(s), if any, without charge, at least one copy of the Shelf Registration Statement, as first filed with the Commission, and of each amendment thereto (excluding exhibits thereto and documents incorporated by reference therein unless requested by such Holder in writing or by such Underwriter);

   (g) deliver to each Holder of Transfer Restricted Securities included in the Shelf Registration Statement and each of the Underwriter(s), if any, without charge, as many copies of any Preliminary Prospectus and the Prospectus and any amendments or supplements thereto as such Persons may reasonably request; the Company consents to the use of any Preliminary Prospectus and the Prospectus and any amendments or supplements thereto by each Holder of Transfer Restricted Securities included in the Shelf Registration Statement and each of the Underwriter(s), if any, in connection with the public offering and the sale of the Transfer Restricted Securities covered by any Preliminary Prospectus and the Prospectus or any amendments or supplements thereto;

   (h) prior to any public offering of Transfer Restricted Securities, cooperate with the Holders of Transfer Restricted Securities included in the Shelf Registration Statement, the Underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as those Holders or Underwriter(s) may reasonably request and do any and all other acts or things reasonably necessary or appropriate to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that the Company
                                             --------  -------
shall not be required (i) to register or qualify as a foreign corporation where it is not now so qualified, (ii) to take any action that would subject it to the service of process in suits, other than as to matters and transactions relating to the Shelf Registration Statement, in any jurisdiction where it is not now so subject, or (iii) to take any action that would subject it to taxation in any jurisdiction in an amount greater than it would be so subject without having taken such action;

   (i) cooperate with the Holders of Transfer Restricted Securities included in the Shelf Registration Statement and the Underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold under the Shelf Registration Statement and not bearing any restrictive legends; and, enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders of Transfer Restricted Securities included in the Shelf Registration Statement or the Underwriter(s), if any, may request at least two full business days prior to any sale of Transfer Restricted Securities under the Shelf Registration Statement;

   (j) if any fact or event contemplated by clause (d)(v) above shall exist or have occurred, prepare a post-effective amendment or supplement to the Shelf Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

   (k) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of the Shelf Registration Statement and provide the transfer agent for the Common Stock with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the Depository Trust Company;

   (l) enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith as may reasonably be requested in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to the Shelf Registration Agreement, in connection with an Underwritten Offering, and in connection therewith, (i) make such representations and warranties to the Underwriter(s), in form, substance and scope as they may reasonably request and as are customarily made by issuers to Underwriters in primary underwritten offerings; (ii) obtain opinions of counsel to the Company and updates thereof in customary form and covering matters reasonably requested by the Underwriter(s) of the type customarily covered in legal opinions to Underwriter(s) in connection with primary underwritten offerings addressed to each selling Holder and the Underwriter(s) requesting the same and covering the matters as may be reasonably requested by such Holders and Underwriter(s); (iii) obtain, to the extent permitted by Statement on Auditing Standards No. 72 or any successor Statement thereto, "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the selling Holders of Transfer Restricted Securities and the Underwriter(s) requesting the same, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to Underwriter(s) in connection with primary underwritten offerings; and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of the Transfer Restricted Securities being sold or the Underwriter(s) of such Underwritten Offering to evidence compliance with clause
(i) above and with any customary conditions contained in the underwriting agreement entered into by the Company pursuant to this clause (l). The above shall be done at or prior to each closing under such underwriting agreement, as and to the extent required thereunder;

   (m) make available at reasonable times and in a reasonable manner for inspection by a representative of the Holders of Transfer Restricted Securities covered by the Shelf Registration Statement, any Underwriter participating in any disposition pursuant to the Shelf Registration Statement, and any attorney or accountant retained by such Holders or any of the Underwriter(s), all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, Underwriter, attorney or accountant in connection with such Shelf Registration Statement prior to its effectiveness, provided, however, that such representatives, attorneys or
               --------  -------
accountants shall agree to keep confidential (which agreement shall be confirmed in writing in advance to the Company if the Company shall so request) all information, records or documents made available to such persons which are not otherwise available to the general public unless disclosure of such records, information or documents is required by court or administrative order (of which the Company shall have been given prior notice and an opportunity to defend) after the exhaustion of all appeals therefrom, and to use such information obtained pursuant to this provision only in connection with the transaction for which such information was obtained, and not for any other purpose;

   (n) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, for the twelve-month period (i) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to Underwriter(s) in a firm commitment or best efforts Underwritten Offering or
(ii) if not sold to Underwriter(s) in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Shelf Registration Statement;

   (o) cause all Transfer Restricted Securities covered by the Shelf Registration Statement to be listed on each securities exchange or quotation system on which similar securities issues by the Company are then listed if requested by the Selling Holders of a majority of the outstanding Transfer Restricted Securities or the Underwriter(s), if any;

   (p) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any Underwriter (including any "qualified independent Underwriter" that is required to be retained in accordance with the rules and regulations of the NASD);

   (q) use its reasonable best efforts to cause the Transfer Restricted Securities covered by the Shelf Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or seller thereof or the Underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (h) above; and

   (r) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement at the earliest possible moment.

   Each Holder agrees to furnish promptly to the Company all information required to be disclosed in the Shelf Registration Statement in order to make the information previously furnished to the Company by such Holder for that purpose not materially misleading or necessary to cause the Shelf Registration Statement not to omit a material fact with respect to such Holder necessary in order to make the statements therein not misleading.

   Each Holder agrees by acquisition of any Transfer Restricted Securities that, upon receipt of any notice from the Company contemplated by Section 5(d)(iii) or
(v) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings with respect to the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of the Shelf Registration Statement set forth in Section 3(a) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to
Section 5(d)(iii) or (v) hereof to and including the date when each Holder of Transfer Restricted Securities covered by such Shelf Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof or shall have received the Advice.

SECTION 6.  REGISTRATION EXPENSES

   (a) All expenses incident to the Company's performance of or compliance with this Agreement (the "Registration Expenses") will be borne by the Company, regardless of whether a Shelf Registration Statement becomes effective, including without limitation:

          (i) all registration and filing fees (including NASD filing fees, and if applicable, the fees and expenses of any "qualified independent Underwriter" (and its counsel) that is required to be retained in accordance with the rules and regulations of the NASD);

          (ii) fees and expenses of the Company's compliance with federal securities, state or foreign blue sky laws;

          (iii) expenses of printing or engraving certificates for the Transfer Restricted Securities in a form eligible for deposit with Depository Trust Company and of printing the Prospectus and any Preliminary Prospectus;

          (iv)  reasonable fees and disbursements of counsel for the Company;

          (v) fees and disbursements of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incidental to the preparation and filing of a Shelf Registration Statement and Prospectus and the disposition of Transfer Restricted Securities); and

          (vi) fees and expenses of listing the Transfer Restricted Securities on any securities exchange or quotation system in accordance with Section 5(q) hereof.

   The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company. Notwithstanding any other provisions herein to the contrary, the Holders of Transfer Restricted Securities shall bear the expense of any broker's commission, agency fee or Underwriter's discount or commission and the fees and expenses of counsel to the Holders and any Underwriter.

SECTION 7.  INDEMNIFICATION

   (a) The Company agrees to indemnify and hold harmless each Holder who offers Transfer Restricted Securities pursuant to the Shelf Registration Statement (each such Holder an "Indemnified Holder"), each agent, representative, employee, officer and director of any Indemnified Holder and each person, if any, that controls each Indemnified Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and agents, representatives, employees, officers and directors or any such controlling person of any Indemnified Holder from and against any and all losses, claims, damages, judgments, liabilities and expenses (including the reasonable fees and expenses of counsel and other expenses in connection with investigating or, subject to the provisions of Section 7(b), defending or settling any such action or claim) as they are incurred which arise out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or the Prospectus or any amendment or supplement thereto or any Preliminary Prospectus or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except (i) the Company shall not be liable to any Indemnified Holder in any such case insofar as such losses, claims, damages, judgments, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Indemnified Holder furnished in writing by any Indemnified Holder to the Company expressly for use therein and (ii) the Company shall not be liable to any Indemnified Holder under the indemnity agreement in this Section 7(a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage, judgment, liability or expense results from the fact that any Indemnified Holder sold Transfer Restricted Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented, if the Company has previously furnished sufficient copies thereof to the Indemnified Holder. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

   (b) If any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any Indemnified Holder with respect to which indemnity may be sought against the Company pursuant to this Section 7, such Indemnified Holder shall promptly notify the Company in writing, and the

Company shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Holder and payment of all fees and expenses; provided, however, that the omission so to
                                  --------  -------
notify the Company shall not relieve the Company from any liability that they may have to any Indemnified Holder (except to the extent that the Company is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure). An Indemnified Holder shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Holder unless (i) the Company agrees in writing to pay such fees and expenses, (ii) the Company has failed promptly to assume the defense and employ counsel reasonably satisfactory to the Indemnified Holder or
(iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Holder and the Company and such Indemnified Holder shall have been advised in writing by its counsel that representation of such Indemnified Party and the Company by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation has been proposed) due to actual or potential differing interests between them (in which case the Company shall not have the right to assume the defense of such action on behalf of such Indemnified Holder). It is understood that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all Indemnified Holders, which firm shall be designated in writing by the Indemnified Holders of the majority of the outstanding Transfer Restricted Securities held by Indemnified Holders and that all such fees and expenses shall be reimbursed on a monthly basis. The Company shall not be liable for any settlement of any such action effected without the written consent of the Company, but if settled with the written consent of the Company, or if there is a final judgment with respect thereto, the Company agrees to indemnify and hold harmless each Indemnified Holder from and against any loss or liability by reason of such settlement or judgment. The Company shall not, without the prior written consent of each Indemnified Holder affected thereby, effect any settlement of any pending or threatened proceeding in which such Indemnified Holder has sought indemnity hereunder, unless such settlement includes an unconditional release of such Indemnified Holder from all liability arising out of such action, claim, litigation or proceeding.

   (c) Each Indemnified Holder agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the "Company Indemnified Parties") to the same extent as the foregoing indemnity from the Company to any Indemnified Holder, but only with respect to information relating to each Indemnified Holder furnished to the Company in writing by each Indemnified Holder, expressly for use in the Registration Statement, Prospectus (or any amendment or supplement thereto), or any Preliminary Prospectus. In case any action shall be brought against any Company Indemnified Party based on the Registration Statement, Prospectus (or any amendment or supplement thereto), or any Preliminary Prospectus and in respect of which indemnification may be sought against each Indemnified Holder pursuant to this Section 7(c), each Indemnified Holder shall have the rights and duties given to the Company by
Section 7(b) hereof (except that if the Company shall have assumed the defense thereof, each Indemnified Holder may, but shall not be required to, employ separate counsel therein and participate in the defense thereof and the fees and expenses of such counsel shall be at the expense of the Indemnified Holder) and the Company Indemnified Parties shall have the rights and duties given to the Indemnified Holders by Section 7(b) hereof. The foregoing indemnity agreement shall be in addition to any liability which the Indemnified Holders may otherwise have.

   (d) If the indemnification provided for in this Section 7 is unavailable to any party entitled to indemnification pursuant to Section 7(a) or 7(c) hereof, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, judgments, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Indemnified Holders on the other from the offering of the Transfer Restricted Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Indemnified Holders on the other in connection with the statements or omissions which resulted in such losses, claims, damages, judgments, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Indemnified Holders on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total net proceeds from the offering (before deducting expenses) received by the Indemnified Holders. The relative fault of the Company on the one hand and the Indemnified Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by any of the Indemnified Holders on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

   (e) The Company and each Indemnified Holder agree that it would not be just and equitable if contribution pursuant to Section 7(d) hereof were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 7(d) hereof. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution hereunder from any other person.

   (f) The Company shall also indemnify each Underwriter participating in the distribution (as described in such registration statement), their officers and directors and each person who controls such persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders.

   (g)  The indemnity and contribution agreements contained in this Section 7,
(i) are in addition to any liability that any indemnifying party may otherwise have to any indemnified party and (ii) shall apply to any Underwritten Offering under the Shelf Registration Statement except to the extent the same are explicitly stated not to apply in an underwriting agreement to which the Selling Holders in such Underwritten Offering are parties.

SECTION 8.  RULE 144A

   The Company hereby agrees with each Holder, during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available to the Holders in connection with any sale of Transfer Restricted Securities and any prospective purchaser (identified as such in a written notice to the Company from the Selling Holder) of such Transfer Restricted Securities, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

SECTION 9.  PARTICIPATION IN UNDERWRITTEN OFFERINGS

   No Holder may participate in any Underwritten Offering hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements and
(c) furnishes the Company in writing all information reasonably requested in accordance with Section 3(f) hereof and agrees in writing to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, any underwriter and any person controlling the Company or any such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the extent contemplated by Section 7(c) hereof.

SECTION 10.  SELECTION OF UNDERWRITERS

   Subject to the other provisions of this Agreement, the Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the Underwriter(s) that will administer the offering will be selected by the Holders of the Transfer Restricted Securities included in such offering in the manner specified in Section 3(c) hereof, provided, however, that such
                                             --------  -------
Underwriter(s) must be reasonably satisfactory to the Company.

SECTION 11.  MISCELLANEOUS

   (a)  Remedies.  Each Holder of Transfer Restricted Securities, in addition to
        --------
being entitled to exercise all rights provided herein, and as provided in the Purchase Agreement (for any Holders who are parties thereto) and granted by applicable law, including recovery of damages, will be entitled to specific performance of such Holder's rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

   (b)  No Inconsistent Agreements.  The Company will not on or after the date
        --------------------------
of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any other agreements.

   (c)  Amendments and Waivers.  The provisions of this Agreement, including the
        ----------------------
provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of a majority of Transfer Restricted Securities affected by such amendment, modification, supplement, waiver or departure. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders of Transfer Restricted Securities whose securities are being sold pursuant to the Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders shall be valid only with the written consent of Holders of at least 66-2/3% of Transfer Restricted Securities being sold, calculated as aforesaid.

   (d)  Notices.  All notices and other communications provided for or permitted
        -------
hereunder shall be made in writing by hand delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                (i) if to a Holder of Transfer Restricted Securities, initially at the address set forth on the records of the Registrar under the Indenture or Transfer Agent for Common Stock and thereafter at such address or at any address provided by such Holder to the Company pursuant to the provisions of Section 3(g) hereof, with a copy to the Registrar; and

                (ii) if to the Company or the Initial Purchaser, initially at its address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section.

   All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

   (e)  Successors and Assigns.  This Agreement shall inure to the benefit of
        ----------------------
and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders; provided, however, that this Agreement shall not inure to the benefit
         --------  -------
of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder; and provided further that nothing herein shall be deemed to permit any assignment, transfer or any disposition of Transfer Restricted Securities in violation of the terms of the Purchase Agreement. If any transferee of any Holder shall acquire Transfer Restricted Securities, in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement and by taking and holding such Transfer Restricted Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

   (f)  Counterparts.  This Agreement may be executed in any number of
        ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

   (g)  Headings.  The headings in this Agreement are for convenience of
        --------
reference only and shall not limit or otherwise affect the meaning hereof.

   (h)  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
        -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTACTS MADE AND TO BE PERFORMED WITHIN THE STATE OF NEW YORK.

   (i)  Severability.  In the event that any one or more of the provisions
        ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

   (j)  Entire Agreement.  Each of this Agreement and, to the extent specified
        ----------------
in Section 3 hereof, the Greenwich Street Registration Rights Agreement, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or to the extent specified in Section 3 hereof, the Greenwich Street Registration Rights Agreement, with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Purchase Agreement. Each of this Agreement and, to the extent specified in
Section 3 hereof, the Greenwich Street Registration Rights Agreement, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                    TELEGROUP, INC.


                                    By:





SMITH BARNEY INC.

By: